Exhibit 10.2

AMENDMENT NO. 1 TO SECOND AMENDED AND

RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF TRADE STREET OPERATING PARTNERSHIP, LP

THIS AMENDMENT NO. 1 (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership (the “OP Agreement”) of Trade Street Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) is made and entered into effective as of February 23, 2014 by and among Trade Street OP GP, LLC, a Delaware limited liability company and the general partner of the Operating Partnership (the “General Partner”), Trade Street Residential, Inc. (the “Parent”), and Trade Street Capital, LLC, Trade Street Adviser GP, Inc., Michael D. Baumann and Heidi Baumann (collectively, the “Class B Unit Holders”).

WHEREAS, the Class B Unit Holders are the holders, collectively, of 210,915 Class B Contingent Units of limited partnership interests (the “Class B Units”) in the Operating Partnership;

WHEREAS, the General Partner, the Parent and the Class B Unit Holders (collectively, the “Partners”) comprise all the partners of the Operating Partnership;

WHEREAS, the Partners desire to amend the OP Agreement in the manner and on the terms set forth below and in Exhibit A hereto;

WHEREAS, except to the extent amended by this Amendment No. 1, the Partners intend that the OP Agreement continue in full force and effect, as amended herein;

NOW, THEREFORE, the Partners, intending to be legally bound, hereby adopt the following amendment to the OP Agreement:

1.	Exhibit A of the OP Agreement is amended and restated as set forth as Exhibit A hereto for the purpose of reflecting the conversion of Class B Contingent Units into OP Units by agreement of the Partners.

2.	The General Partner, immediately following execution of the Amendment No. 1, will deliver to Michael D. Baumann at 915 North Southlake Drive, Hollywood, Florida 33019, a letter from the General Partner acknowledging that Michael D. Baumann and Heidi Baumann are the owners of 2,343,500 OP Units pursuant to this Amendment No. 1.

In all other respects, the OP Agreement shall remain in full force and effect as amended by the foregoing.

This Amendment shall be effective on the earlier of execution and delivery of that certain First Amendment to Credit Agreement between the Operating Partnership, the Parent and the financial institutions party thereto or 11:59 p.m. Eastern Standard Time on February 26, 2014. Until such time, this Amendment shall have no force or effect, but after such time, this Amendment will be self-executing with no further action required by the Partners.

IN WITNESS WHEREOF, the parties have signed and delivered this Amendment No. 1 as of the day and year first above written.

GENERAL PARTNER:

Trade Street OP GP, LLC

By: Trade Street Residential, Inc., its sole member

By:	/s/ Richard Ross
Name: Richard Ross
Title: Chief Financial Officer

LIMITED PARTNERS:

Trade Street Residential, Inc.

By:	/s/ Richard Ross
Name: Richard Ross
Title: Chief Financial Officer

Trade Street Capital, LLC

By:	/s/ Michael D. Bauman
Name: Michael D. Baumann
Title: Chairman

Trade Street Advisor GP, Inc.

By:	/s/ Michael D. Bauman
Name: Michael D. Baumann
Title: President

/s/ Michael D. Baumann
Michael D. Baumann

/s/ Heidi Baumann
Heidi Baumann

Exhibit A

PARTNERS AND PARTNERSHIP UNITS

Name and Address	OP Units (Percentage)	Class A Preferred Units (Percentage)	Class B Contingent Units (Percentage)

Trade Street OP GP, LLC		309,130
19950 West Country Club Drive,		100.0%
Suite 800
Aventura, FL 33180

Trade Street Residential, Inc.	36,350,181
19950 West Country Club Drive,	93.9%
Suite 800
Aventura, FL 33180

Trade Street Capital, LLC			0
			0.0%

Trade Street Adviser GP, Inc.			0
			0.0%

Michael D. and Heidi Baumann,	2,343,500		0
Tenants in the Entirety	6.1%		0.0%
915 North Southlake Drive
Hollywood, FL 33019